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EXHIBIT 99.1


             FULL AND FINAL SETTLEMENT AND MUTUAL RELEASE AGREEMENT


This Full and Final Settlement and Mutual Release Agreement ("AGREEMENT") is made and entered into by and between Integrated Healthcare Holdings, Inc., a Nevada Corporation ("IHHI"), on the one hand, and Ajay Meka, M.D. ("MEKA") and Salman Naqvi, M.D. aka Syed Naqvi M.D. ("NAQVI") on the other. IHHI, MEKA and NAQVI are collectively referred to herein as the "PARTIES".

The PARTIES are currently engaged in litigation against one another in Orange County Superior Court Case No. 070005895 and related cross-actions ("LITIGATION"). Without admitting wrongdoing or liability, the PARTIES desire to forever settle, discharge and release their claims in the LITIGATION against one another. Specifically, IHHI wishes to settle, discharge and release its claims against MEKA and NAQVI as currently pled in IHHI's first amended complaint ("FAC") filed by stipulation on April 16, 2008 (a true and correct copy of which first amended complaint is attached hereto as Exhibit "A"); MEKA and NAQVI wish to concurrently settle, discharge and release their claims against IHHI as pled in their cross-complaint filed by stipulation on April 16, 2008 (a true and correct copy of which cross-complaint is attached hereto as Exhibit "B"). The PARTIES mutually acknowledge nothing in this AGREEMENT constitutes a waiver, release, compromise, discharge, settlement or other resolution of their respective pled or unpled claims, causes of action or other theories of recovery against anyone else including, but not limited to, Dr. Anil V. Shah, Hari Lal, William Mitchell, Berger Kahn, Dr. John L. Glavinovich or any other past or present promoter, organizer, manager or retained professional of Orange County Physicians Investment Network, LLC ("OC-PIN").

NOW, THEREFORE, the PARTIES agree and warrant to one another:

                         I. CONSIDERATION FOR SETTLEMENT

A. Upon the Court's approval of this AGREEMENT as having been made in "good faith" under the auspices of Code of Civil Procedure section 877.6, MEKA and NAQVI shall:

         1. Irrevocably assign, transfer and convey to IHHI (or to an assignee of IHHI as hereinafter designated in accordance with the provisions or para. H infra) all of MEKA and NAQVI's right, title and interest in


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                  and to any claim, cause of action or other theory of recovery that they, either as individuals, OC-PIN investors, members or managers may now have, or may hereinafter acquire, against any of OC-PIN's other past or present promoters, organizers, managers or retained professionals including, but not litigated to, Dr. Anil V. Shah, Hari Lal, William Mitchell, Berger Kahn and/or Dr. John L. Glavinovich ("ASSIGNED CLAIMS").

                  a. For purposes of this AGREEMENT, it is expressly understood such ASSIGNED CLAIMS broadly include, but are not limited to:

                           i. MEKA and/or NAQVI's right to recover damages or any other form of monetary recovery (including sanctions, fee award(s) or pre-judgment interest) for any loss or diminution in the value of MEKA and/or NAQVI's equity investments or membership interests in OC-PIN;

                           ii. MEKA and/or NAQVI's right to seek any form of interim equitable or injunctive relief reasonably necessary or advisable to preserve, protect or enhance the foregoing assigned right to collect such damages or monetary recovery;

                           iii. MEKA and/or NAQVI's right to bring a derivative action against OC-PIN's other past or present promoters, organizers, managers or retained professionals including, but not limited to, Dr. Anil V. Shah, Hari Lal, William Mitchell, Berger Kahn and/or Dr. John L. Glavinovich for fraud, fraud in the inducement, violation of state and federal securities laws, negligent misrepresentation, breach of fiduciary duties, malpractice, violation of rules of professional ethics, misappropriation of OC-PIN funds or assets, embezzlement or other wrongful conduct that has caused, threatens to cause or in the future may cause a material adverse impact on the value of MEKA or NAQVI's equity investments or membership interests in OC-PIN;

                           iv. MEKA and/or NAQVI's right to recover damages or any other form of monetary recovery (including sanctions, fee award(s) or pre-judgment interest) as a result of the prosecution of such derivative action;

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                           v.       MEKA and/or NAQVI's right to seek any form
                                    of interim equitable or injunctive relief reasonably necessary or advisable to preserve, protect or enhance the foregoing assigned right to collect damages or any other form of monetary recovery as a result of the prosecution of such derivative action;

                           vi. MEKA and/or NAQVI's right to bring a direct action against OC-PIN's other past or present promoters, organizers, managers or retained professionals including, but not limited to, Dr. Anil V. Shah, Hari Lal, William Mitchell, Berger Kahn and/or Dr. John L. Glavinovich for defamation, interference with contractual relations, interference with prospective economic advantage, intentional infliction of emotional distress and/or any other form of tortuous misconduct; and

                           vii. MEKA and/or NAQVI's right to recover damages or any other form of monetary recovery (including sanctions, fee award(s) or pre-judgment interest) as a result of the prosecution of such direct action.

         b. Nothing in this AGREEMENT shall operate to transfer, sell, hypothecate or assign to IHHI, MEKA and/or NAQVI's actual membership interests in OC-PIN. Rather, it is the intent of this AGREEMENT that IHHI shall receive only the ASSIGNED CLAIMS described above, including the right to recover damages or any other form of monetary recovery as a result of IHHI's prosecution of such ASSIGNED CLAIMS.

         2. Fully cooperate with IHHI's investigation, filing, prosecution and ultimate enforcement of the ASSIGNED CLAIMS in whatever manner deemed necessary or desirable by IHHI's management and/or retained counsel including, but not limited to, signing additional, future written consents or truthful declarations as may from time to time be requested by IHHI.

         3. In the event IHHI is for any reason contractually or legally barred from, or materially delayed in, filing, prosecuting or enforcing such ASSIGNED CLAIMS in its own name (or in the name of any assignee of IHHI's choosing pursuant to the provisions of para. H infra), MEKA and NAQVI alternatively agree to investigate, file, prosecute and/or enforce such ASSIGNED CLAIMS in their own names and right ("SURROGATE LITIGATION") subject to the following terms and conditions:

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                  a.       IHHI shall directly pay all expenses associated with
                           MEKA and NAQVI's investigation, filing, prosecution and ultimate enforcement of the SURROGATE LITIGATION including, but not limited to, all attorneys' fees, direct and indirect litigation-related expense, damages or other forms of monetary recovery (including sanctions, any fee award(s) or pre-judgment interest) incurred by MEKA and/or NAQVI for that purpose;

                  b. IHHI shall defend, indemnify and hold MEKA and NAQVI harmless from any and all complaint(s) and cross-complaint(s) as may be filed against MEKA and/or NAQVI by any of OC-PIN's other past or present promoters, organizers, managers or retained professionals including, but not limited to, Dr. Anil
                           V. Shah, Hari Lal, William Mitchell, Berger Kahn and/or Dr. John L. Glavinovich relating to or arising out of the same transaction(s) and occurrence(s) encompassed by the ASSIGNED CLAIMS without regard to whether such complaint(s) and cross-complaint(s) may be filed to commence litigation or in response to an action initiated by IHHI or in SURROGATE LITIGATION.

                  c. IHHI shall have the right to retain, directly oversee and instruct counsel representing MEKA and NAQVI's interests in the SURROGATE LITIGATION;

                  d. MEKA and NAQVI shall fully cooperate with such retained counsel in the investigation, filing, prosecution and ultimate enforcement of the SURROGATE LITIGATION;

                  e. IHHI shall have the right to decide when MEKA and NAQVI should, or should not, settle, compromise, dismiss or otherwise continue to prosecute the SURROGATE LITIGATION;

                  f. MEKA and NAQVI shall follow IHHI's instructions regarding the filing, prosecution, settlement and/or other disposition of the SURROGATE LITIGATION;

                  g. At the conclusion of the SURROGATE LITIGATION, MEKA and NAQVI shall promptly remit, transfer or assign to IHHI all damages or other forms of monetary recovery (including sanctions, any fee award(s) or pre-judgment interest) received as a result of the SURROGATE LITIGATION;


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                  h.       IHHI shall be deemed to have a perfected lien on any
                           such damages or other monetary recovery prior to the conclusion of the SURROGATE LITIGATION; and

                  i. MEKA and NAQVI shall sign any necessary conflict waivers or other consents necessary to accomplish the foregoing.

         4. Nothing in paragraph 3 shall operate to transfer, sell, hypothecate or assign to IHHI MEKA and/or NAQVI's actual membership interests in OCPIN. Rather, it is the intent of this AGREEMENT that IHHI shall receive only the monetary benefit of MEKA and NAQVI's effective prosecution of the ASSIGNED CLAIMS via the SURROGATE LITIGATION in the event IHHI is for any reason contractually or legally barred from, or materially delayed in, filing, prosecuting or enforcing such ASSIGNED CLAIMS in its own name (or in the name of any assignee of IHHI's choosing pursuant to the provisions of para. H infra).

         5.       Dismiss their cross-complaint against IHHI with prejudice.

B. In consideration for the foregoing assignments, undertakings, agreements and performance by MEKA and NAQVI, upon the Court's approval of this AGREEMENT as having been made in "good faith" under the auspices of Code of Civil Procedure section 877.6 pursuant to a motion brought by IHHI at its sole cost and expense, IHHI shall promptly file a dismissal of all claims in its FAC against MEKA and NAQVI (and only against MEKA and NAQVI) with prejudice.

                          II. RELEASE OF MEKA AND NAQVI

         Conditioned on the court's favorable ruling on the motion for good faith settlement, IHHI and any and all administrators, successors and assigns, hereby fully and forever release and discharge MEKA and NAQVI and each of their employees, agents and attorneys (with the exception of Mitchell and Berger
Kahn), past and present, from any and all claims, demands, liens, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind and nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, which have existed or may have existed, or which do exist, or which hereinafter can, shall or may exist, in connection with the Litigation and any successor or substitute Litigation including any claims therein for breach of fiduciary duty or injunctive relief. It is specifically agreed and understood that IHHI is not releasing MEKA and NAQVI with respect to any obligation assumed by them pursuant to this Agreement.



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                              III. RELEASE OF IHHI

             Conditioned on the court's favorable ruling on the motion for good faith settlement, MEKA and NAQVI and any and all administrators, successors and assigns, hereby fully and forever release and discharge IHHI and each of their principals, agents, officers, directors, subsidiaries, affiliates employees, agents and attorneys, past and present, from any and all claims, demands, liens, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind and nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, which have existed or may have existed, or which do exist, or which hereinafter can, shall or may exist in connection with the Litigation and any successor or substitute Litigation including any claims therein for express or implied indemnity It is specifically agreed and understood that MEKA and NAQVI are not releasing IHHI with respect to any obligation assumed by them pursuant to this Agreement.


                           IV. CIVIL CODE SECTION 1542

            It is agreed that notwithstanding section 1542 of the California Civil Code which provides that "a general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor", the release set forth in this Agreement shall constitute a full release in accordance with its terms. The Parties to this Agreement knowingly and voluntarily waive the provisions of section 1542 and acknowledge that this waiver is an essential and material term of this Agreement, and the settlement which led to it, and that without such waiver the settlement would not have been entered into.

                        V. ADDITIONAL TERMS AND COVENANTS

A. The PARTIES agree to waive and release any claim or cause of action against one another for reimbursement of court costs, attorney's fees or expenses incurred in the Litigation.


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B.       The PARTIES to this AGREEMENT mutually warrant that:

         1. No promise or inducement has been offered except as set forth herein;

         2. This AGREEMENT is executed without reliance upon any statement or representation by any other party or person or their representatives concerning the nature and extent of damages, liability or consequences;

         3. They are legally competent to execute the AGREEMENT and the PARTIES accept full responsibility therefore;

         4. They have signed the AGREEMENT voluntarily, without any duress or undue influence on the part of or on behalf of any party;

         5. The terms of this AGREEMENT are contractual and not merely recitals; and

         6. No claim, cause of action, theory of recovery, demand, right, debt, liability, obligation, cost, expense, debit, sum of money, account, reckoning, lien or any portion thereof arising out of or related to the transaction which is the subject of this AGREEMENT (including the assignment, transfer and/or conveyance of ASSIGNED CLAIMS contemplated in para. 1) has been previously assigned, transferred, conveyed, encumbered, pledged, liened, or purportedly assigned, transferred, conveyed, encumbered, pledged, liened - whether voluntarily or by operation of law - to any person or entity not bound by this AGREEMENT.

C.       The PARTIES similarly acknowledge that:

         1. The terms and conditions of this AGREEMENT have been read and that the terms and conditions of the AGREEMENT are understood;

         2. The terms and conditions of the AGREEMENT and the Assignment contemplated by this AGREEMENT have been explained by counsel and are voluntarily accepted for the express purpose of making a full compromise, adjustment, assignment and settlement as set forth in this AGREEMENT;

         3. They have received independent legal advice with respect to the advisability of executing this AGREEMENT and of entering into any Assignment contemplated by this AGREEMENT; and


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         4.       They have made such investigation as they deem necessary to enter into this AGREEMENT.

D. The PARTIES agree that this AGREEMENT shall not constitute or be construed as an admission of any liability or wrongdoing on the part of any them, either in connection with the matters alleged in the LITIGATION or otherwise.

E. Any provisions of Evidence Code sections 1115 through 1128 notwithstanding, this AGREEMENT may be enforced by any party by a motion under Code of Civil Procedure section 664.6 or by any other procedures permitted by law before the Superior Court of Orange County. The PARTIES agree that the Orange County Superior Court shall retain jurisdiction for purposes or enforcing this AGREEMENT. The Court shall award the prevailing party in any enforcement proceeding that party's actual costs associated with enforcement of the AGREEMENT including, but not limited to, attorneys' fees, experts' fees (if any) and court costs.

F. IHHI reserves the right to unilaterally change the recipient or assignee of the ASSIGNED CLAIMS, or to thereafter subsequently transfer or re-assign the ASSIGNED CLAIMS to a person or entity or IHHI's own choosing. IHHI may exercise this right at any time, and for any reason, by giving MEKA and NAQVI written notice or IHHI's designation or such other recipient or assignee. Such notice shall be signed by the Chairman or the Litigation Committee of IHHI's Board of Directors and witnessed by IHHI's General Counsel.

G. This AGREEMENT is intended by the PARTIES as a final expression or their AGREEMENT and is intended to be a complete and exclusive statement or the AGREEMENT and understanding of the PARTIES with respect to the subject matters contained in this AGREEMENT. This AGREEMENT supersedes any and all prior promises, representations, warranties, agreements, understandings or undertakings with respect to such subject matters set forth or referred to in this AGREEMENT. Other than as provided in paragraph H supra, neither this AGREEMENT, nor any term of this AGREEMENT, may be changed, waived, discharged or terminated, orally or in writing, other than by the PARTIES' mutual signing of a formal written amendment hereto.

H. This AGREEMENT shall be construed according to its fair meaning and not strictly for or against any party.

I. If any provision of this AGREEMENT shall for any reason or to any extent be construed by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this AGREEMENT shall be interpreted so as best to reasonably effect the intent of the PARTIES.


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J.       In the event that any action or proceeding of any type whatsoever is commenced or prosecuted by any person or entity not a party of this AGREEMENT to invalidate, interpret, or prevent the validation, enforcement, or carrying out of all or any of the provisions of this AGREEMENT, the PARTIES mutually agree, represent, warrant, and covenant to cooperate fully in opposing such action or proceedings.

K. The AGREEMENT is entered into and shall be governed, construed, and interpreted in accordance with the substantive and procedural laws and rules of the State of California.

L. The PARTIES, and each of them, agree to execute such additional documents as may be reasonably required in order to carry out the purpose and intent of this AGREEMENT, or to evidence anything contained in this AGREEMENT.

M. This AGREEMENT may be signed by the PARTIES in counterpart, and the signature pages may be combined to create a document binding on all of the PARTIES and together they shall constitute one and the same instrument.

IN WITNESS WHEREOF, the PARTIES have executed this AGREEMENT on the dates set forth opposite their respective signatures below.


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                 (THIS IS A RELEASE AND BINDING LEGAL DOCUMENT,
                         READ CAREFULLY BEFORE SIGNING)



       7/31/08                                 /s/ Ajay Meka, M.D.
-------------------                            ---------------------
Date                                           AJAY MEKA, M.D.



       7/31/08                                 /s/ Salman Naqvi, M.D.
-------------------                            ------------------------
Date                                           SALMAN NAQVI, M.D. aka
                                               SYED NAQVI, M.D.


                                               INTEGRATED HEALTHCARE HOLDINGS,
                                               INC., a Nevada Corporation



       7/31/08                                By  /s/ Bruce Mogel
-------------------                               -----------------------
Date
                                              Its  President & CEO
                                                   -----------------------------


                                              By
-------------------                               -----------------------------
Date
                                              Its
                                                   -----------------------------

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APPROVED AS TO FORM AND SUBSTANCE:

                                              ENTERPRISE COUNSEL GROUP, ALC

                                              Counsel for INTEGRATED HEALTHCARE
                                              HOLDINGS, INC.


       7/31/08                                  By /s/ William F. Zulch
-------------------                             --------------------------------
Date


                                              GARY H. BALDRIDGE, APC

                                              Counsel for AJAY MEKA, M.D. and
                                              SALMAN NAQVI, M.D.


       7/31/08                                By /s/ Gary H. Baldridge
-------------------                             --------------------------------
Date






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